U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 7, 2005
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                      WILSON GREATBATCH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                         1-16137                16-1531026
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
   incorporation)                                            Identification No.)



    9645 Wehrle Drive, Clarence, New York                          14031
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  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (716) 759-5600
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                                    Not Applicable
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            (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

Item 2.05.  Costs Associated with Exit or Disposal Activities
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         On March 7, 2005, management approved a plan for the closure of its
         Carson City, NV facility. As part of the Company's continuing efforts to improve its cost structure and manufacturing efficiencies, management announced a plan to consolidate the work performed at Carson City into its Tijuana, Mexico facility.

         On March 7, 2005, the Company issued a press release to announce the consolidation. A copy of the press release is attached as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

                  (c) Exhibits

                  99.1 Press Release dated March 7, 2005




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  March 8, 2005                  WILSON GREATBATCH TECHNOLOGIES, INC.

                                                By: /s/ Lawrence P. Reinhold
                                                    ------------------------
                                                    Lawrence P. Reinhold
                                                    Executive Vice President and
                                                    Chief Financial Officer




EXHIBIT         DESCRIPTION
NUMBER          -----------
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99.1            Press Release of Wilson Greatbatch Technologies, Inc. dated
                March 7, 2005.